Exhibit 99.2
PRELIMINARY PROXY SUBJECT TO COMPLETION, DATED JUNE 18, 2009
TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE TECUMSEH PRODUCTS COMPANY THE BOARD OF DIRECTORS SOLICITS THIS PROXY FOR CLASS B COMMON STOCK FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 14, 2009 PROXY The undersigned holder of Tecumseh Products Company (the “Company”) Class B Common Stock hereby appoints Edwin L. Buker and James S. Nicholson as proxies, acting jointly and severally and with full power of substitution, for and in the name of the undersigned to vote at the Annual Meeting of shareholders to be held on August 14, 2009, beginning at 10:00 a.m., local time, at the [street address], [city/state] and at any adjournments or postponements thereof, as directed, with full power and authority to vote all shares of Class B Common Stock held or owned by the undersigned, or which the undersigned is entitled to vote, on the matters set forth in the accompanying Proxy Statement/Prospectus and all other matters that may properly come before the Annual Meeting, including, if submitted to the vote of the Company shareholders, on a motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies. Signing and dating this proxy card will have the effect of revoking any proxy card that you signed on an earlier date, and will constitute a revocation of all previously granted authority to vote for every proposal included on any proxy card. You may also revoke your proxy by: (1) sending to Georgeson Inc., our Proxy Solicitor, an executed notice of revocation; (2) sending to Georgeson Inc. a new, valid proxy bearing a later date; or (3) attending the Annual Meeting and either voting in person, which will automatically cancel any proxies previously given, or revoking this proxy in person. Attendance at the Annual Meeting will not by itself revoke this proxy. To be effective, any written notice of revocation or subsequent proxy must be received by Georgeson Inc. prior to the beginning of the Annual Meeting. The written notice of revocation or subsequent proxy should be hand-delivered to Georgeson Inc. at the Annual Meeting or sent to Wall Street Station, P.O. Box 1102, New York, NY 10269-0667. The Board of Directors recommends · a vote “FOR” the election of all of the Company’s nominees as directors. · a vote “FOR” the recapitalization proposal. · a vote “FOR” the ratification of the appointment of the Company’s independent accountant. · a vote “AGAINST” the advisory vote shareholder proposal. Continued and to be voted and signed on reverse

Annual Meeting of Shareholders August 14, 2009 Tecumseh Products Company INSTRUCTIONS FOR VOTING YOUR PROXY This proxy covers all Class B shares of Common Stock of Tecumseh Products Company held of record. THERE ARE THREE WAYS TO VOTE YOUR PROXY TELEPHONE VOTING This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-877-260-0394, 24 hours a day, 7 days a week. You will be asked to enter ONLY the CONTROL NUMBER shown below. Have this proxy card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you directed. INTERNET VOTING Visit the Internet voting Web site at http://proxy.georgeson.com. Enter the COMPANY NUMBER and CONTROL NUMBER shown below and follow the instructions on your screen. You will incur only your usual Internet charges. VOTING BY MAIL Simply mark, sign and date your proxy card and return it in the postage-paid envelope to Georgeson Inc. Wall Street Station, P.O. Box 1102, New York NY 10269-0667. If you are voting by telephone or the Internet, please do not mail your proxy card. COMPANY NUMBER CONTROL NUMBER TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE X Please mark your votes as in this example. The Board of Directors recommends a vote “FOR” the election of all of the Company’s nominees as directors. FOR WITHHOLD FOR ALL ALL ALL EXCEPT 1. The proposal to elect the following persons to the Board of Directors of the Company. (1) Leonard M. Anthony, (2) William E. Aziz, (3) David A. Bloss, Sr., (4) Edwin L. Buker, (5) Jeffry N. Quinn, (6) William R. Barker, (7) Greg C. Smith To withhold authority for any individual nominee(s), mark “FOR ALL EXCEPT” and write the number(s) to the left of the name(s) of the nominee(s) on the line below. The Board of Directors recommends a vote “FOR” the recapitalization proposal. 2. The proposal to amend the Company’s articles of incorporation in order to (x) reclassify and convert each non-voting share of Class A Common Stock into one Common Share, each entitled to one vote per share and (y) reclassify and convert each voting share of Class B Common Stock into 1.1 Common Shares, each entitled to one vote per share. The Board of Directors recommends a vote “FOR” the ratification of the appointment of the Company’s independent accountant. 3. The proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent accountant. The Board of Directors recommends a vote “AGAINST” the advisory vote shareholder proposal. 4. The shareholder proposal to have Company shareholders vote to ratify the compensation of the named executive officers. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN If you sign and return this proxy, the proxies will vote your shares as specified on this proxy. If you sign and return this proxy but do not specify how to vote, the proxies will vote in favor of all of the director nominees listed on Proposal 1, “FOR” the recapitalization proposal, “FOR” the ratification of the Company’s independent accountant, “AGAINST” the advisory vote shareholder proposal, and in their discretion on all other matters that may properly come before the meeting. WE APPRECIATE YOUR PROMPT ACTION IN SIGNING AND RETURNING THIS CARD. Signature Signature DATED: , 2009 NOTE: Please sign exactly as your name(s) appear above. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. PLEASE PROMPTLY COMPLETE, DATE, SIGN, AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE. If you have any questions or need assistance, please contact Georgeson Inc., our Proxy Solicitor at 1-866-203-1198.